UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2014 (August 14, 2014)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Declaration of Dividends

On August 14, 2014, the Board of Directors (the “Board”) of Connecticut Water Service, Inc. (the “Company”) declared a quarterly cash dividend of $0.2575 per common share payable on September 16, 2014 for shareholders of record as of September 2, 2014. In addition, the Board also declared a quarterly cash dividend of $0.20 per share on Preferred A shares (CTWSO) payable on October 15, 2014 for shareholders of record as of October 1, 2014, and a quarterly cash dividend of $0.225 on Preferred 90 (CTWSP) shares payable on November 3, 2014 for shareholders of record as of October 20, 2014.

A Copy of the Company’s press release dated August 15, 2014 announcing the declaration of dividends is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Appointment of New Transfer Agent; Plan Agent

On August 14, 2014, the Board authorized the appointment of Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) as the Company’s new transfer agent for the Company’s common and preferred shares, effective as of August 22, 2014.

Broadridge was also appointed as of that date to serve as the new agent for the Company’s Amended and Restated Dividend Reinvestment and Common Stock Purchase Plan (the “Plan”).

In order to reflect the appointment of the new agent for the Plan, the Company has prepared a prospectus supplement dated August 22, 2014, which amends and supplements the Company’s original prospectus for the Plan (dated as of September 30, 2011). The original prospectus was filed as part of the Company’s registration statement on Form S-3 (File No. 333-176867), declared effective by the Securities and Exchange Commission on October 13, 2011. Copies of the original prospectus and the supplement are available at the Company’s website at www.ctwater.com and at Broadridge’s website at http://shareholder.broadridge.com/ctwater.

A copy of the Company prospectus supplement, dated August 22, 2014 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits:

(d)	Exhibits

The following documents are filed herewith as exhibits:

99.1	Press Release of Connecticut Water Service, Inc. dated August 15, 2014.
99.2	Prospectus Supplement, dated August 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: August 19, 2014	By: /s/ David C. Benoit David C. Benoit Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Connecticut Water Service, Inc. dated August 15, 2014.
99.2	Prospectus Supplement, dated August 22, 2014.